SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) - April 12, 2004
                                                           --------------


                          TELECOM COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)


     Indiana                         333-62236                        35-2089848
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)

                74 Shanan Road Panyu, Guangzhou, GD 511490, China
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                (Address of principal executive offices)     (zip code)


      Registrant's telephone number, including area code - (8620) 8487 9179
                                                           ----------------

                                       N/A
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          (Former Name or Former Address, if changed since last report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
         ---------------------------------------------

          On April 12, 2004, the Board of Directors (the "Board") of Telecom Communications, Inc. (the "Company") dismissed its independent accountants Sherb & Co., LLP ("Sherb"), and engaged the services of Livingston, Wachtell & Co., LLP ("Livingston Wachtell"). The Board approved the dismissal of Sherb, who had served as the Company's independent accountants for the fiscal year ended September 30, 2003, and the subsequent interim period through April 11, 2004 and the appointment of Livingston Wachtell.

          During the most recent fiscal year of the Company ended September 30, 2003, and the subsequent interim period through April 11, 2004, there were no disagreements between the Company and Sherb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Sherb's satisfaction, would have caused Sherb to make reference to the subject matter of the disagreement in connection with their reports.

          The audit report of Sherb on the consolidated financial statements of the Company as of and for the fiscal year ended September 30, 2003 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles.

          In addition, there were no reportable events as set forth in Items 304(a)(1)(v) of Regulation S-K of the Securities Exchange Act of 1934 during the year ended September 30, 2003, or the subsequent interim period through April 11, 2004.

          Attached as Exhibit 16.1 to this report is a letter from Sherb required by Item 304(a)(3) of Regulation S-K of the Securities Exchange Act of 1934 confirming that there were no disagreements with the Company.

          During the two most recent fiscal years of the Company ended September 30, 2003, and the subsequent interim period through April 11, 2004, the Company did not consult with Livingston Wachtell regarding any of the matters or events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K of the Securities Exchange Act of 1934.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

         (c)    Exhibits

                16.1  Letter from Sherb & Co., LLP, dated April 23, 2004.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TELECOM COMMUNICATIONS, INC.
                                    ----------------------------
                                        (Registrant)


Dated:  April 22, 2004              By:  /s/ Fred Chiyuan Deng
                                         ---------------------------------------
                                         Fred Chiyuan Deng, Chairman,
                                         President and CEO (Principal
                                         Executive Officer)


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